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                                                                    Exhibit 24.1
                          AMCAST INDUSTRIAL CORPORATION

                            LIMITED POWER OF ATTORNEY

             WHEREAS, Amcast Industrial Corporation, an Ohio corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), (i) a Registration Statement on Form S-8 covering 50,000 of its common shares, without par value, that may be issued under the Company's Nonqualified Salary Deferral Plan and (ii) a Registration Statement on Form S-8 covering 100,000 of its common shares, without par value, that may be issued under the Company's 401(k) Salary Deferral Plan for Bargaining Unit Employees--Plan 2 (together, the "Registration Statements").

             NOW THEREFORE, the undersigned, in his capacity as a director of the Company, hereby appoints John H. Shuey and Denis G. Daly and each of them to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute his name, place and stead, as aforesaid, the Registration Statements and any post-effective amendments thereto, and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorney.

             IN WITNESS WHEREOF, the undersigned has executed this instrument this 26th day of May, 1999.

        /s/ James K. Baker                      /s/ Leo W. Ladehoff
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            James K. Baker                          Leo W. Ladehoff


        /s/ Walter E. Blankley                  /s/ Earl T. O'Loughlin
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            Walter E. Blankley                      Earl T. O'Loughlin


        /s/ Peter H. Forster                    /s/ William G. Roth
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            Peter H. Forster                        William G. Roth


        /s/ Ivan W. Gorr                        /s/ R. William Van Sant
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            Ivan W. Gorr                            R. William Van Sant